Exhibit 23.1

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors
  Interra Financial Incorporated


   We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                    /s/ KPMG Peat Marwick LLP
                                    ___________________________
                                    KPMG Peat Marwick LLP


Minneapolis, Minnesota
May  9, 1997